UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 8, 2004


                              PHARMAFRONTIERS CORP.
                              ---------------------
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                                      -----
                 (State or other jurisdiction of incorporation)


              000-25513                                  760333165
              ---------                                  ---------
     (Commission  File  Number)             (I.R.S. Employer Identification No.)


                    18205 Burkhardt Rd., Tomball Texas, 77377
                    -----------------------------------------
          (Address of principal executive offices, including zip code)


                                 (281) 290-6655
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 8.01.  OTHER EVENTS.

     On November 8, 2004, PharmaFrontiers Corp. issued a press release announcing the closing of its previously announced acquisition of Opexa Pharmaceuticals, Inc., a Houston-based developer of cell-based therapeutics for autoimmune diseases, initially targeting multiple sclerosis.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBIT

     (c)    Exhibits

The following exhibits are to be filed as part of this 8-K:

  EXHIBIT  NO. IDENTIFICATION OF EXHIBIT
  -----------  -------------------------

     99.1      Press  Release  of  PharmaFrontiers Corp. dated November 8, 2004.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PHARMAFRONTIERS CORP.


                               By: /s/ David McWilliams
                               -------------------------
                               David McWilliams, Chief Executive Officer


DATE: November 8, 2004


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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
99.1          Press Release of PharmaFrontiers Corp. dated November 8, 2004


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